EXHIBIT 10.7

                               BUY/SELL AGREEMENT

This Agreement effective as of the 1st day of April, 2004, by and between TurboWorx, Inc., having offices at 3 Enterprise Drive, Suite 401, Shelton, CT 06484, ("Seller"), and AVNET, INC, having offices at 2211 South 47th Street, Phoenix, Arizona 85034 ("Buyer").

1.   PRODUCTS

     The term "Product" or "Products" as used in the Agreement will mean the items listed on Exhibit "A", as changed from time to time in accordance with the Agreement. Products may include software and/or hardware.

2.   APPOINTMENT

     Seller appoints Buyer and Buyer accepts the appointment, as an authorized buyer for the Products within the United States, and Canada (the "Territory"). Buyer is authorized to resell Products within the Territory solely to resellers authorized by Seller in its sole discretion ("Authorized Resellers") or to end user customers of Buyer or the Authorized Resellers ("Customers"). Buyer shall be the exclusive authorized buyer for certain of the Products as designated in Exhibit "A".

3.   TERM

     This Agreement will commence on the effective date and will continue in full force and effect until terminated as provided in section 11(a).

4.   PRICE/PRICE CHANGE

     (A) The Seller's list prices for the Products are set forth in Exhibit "A" and the Seller's current pricing manual as provided to Buyer from time to time. The price to be paid by the Buyer shall be the Seller's list price less discounts as set forth in Exhibit "A". Buyer will also pay shipping charges in addition to the Product prices.

     (B) The Seller's list prices contained in Exhibit "A" are subject to change by Seller at any time, with prior notice to Buyer. The discounts set forth in Exhibit "A" may be adjusted according to the terms set forth in Exhibit "A".

     (C) In the event Seller decreases the price of any Product, Buyer is entitled to a credit equal to the difference between the net price paid by Buyer, less any prior credits issued by Seller for all Products ordered from Seller but not yet delivered to Buyer and all Products otherwise in transit to Buyer on the effective date of such price decrease.

     (D) All Products shipped after the effective date of any price increase will be shipped and invoiced at the price in effect at the time of order placement.

5.   TAXES

     Buyer will not be liable for any taxes with respect to any order other than sales taxes that Seller is required by law to collect from Buyer.

6.   PAYMENT

     Payment for all Products purchased by Buyer will be 2% 10th and 25th or Net thirty (30) days from date of invoice or shipment, whichever date is later. In the event that at the close of each calendar month, sums owed to Buyer from Seller exceed (i) sums due from Buyer to Seller plus (ii) projected sums due from Buyer to Seller in respect of Products to be shipped in the succeeding 30 day period collectively Net Seller Receivable ("NSR"), Seller will remit to Buyer payment of all NSRs, by check or wire transfer in Federal Funds, no later than the close of the following calendar month.

7.   SHIPMENT/ORDER CHANGES

     Buyer may change or cancel orders or reschedule shipment dates for any Products ordered, provided Buyer notifies Seller at least ten (10) days prior to the originally-scheduled shipment date. All Products ordered will be shipped F.O.B. shipping point.

8.   SOFTWARE LICENSING

     In the event any of the Products listed on Exhibit A include software, Seller authorizes Buyer to pass-thru to Buyers' Authorized Reseller(s) and/or the end-users of the Products any and all Software licenses necessary for use of such Products. Custom or unique terms relevant to such licensing, and/or any and all fees associated with such will be negotiated and agreed to as between Seller and such Authorized Reseller or end-user, unless otherwise agreed to herein.

9.   WARRANTY

     Seller warrants the Products in accordance with its standard warranty as set forth in Exhibit "B". Buyer is authorized to pass this warranty through to Buyer's Authorized Resellers and to end-users. The warranty period as stated in Exhibit "B" will begin to run with respect to any end user upon delivery of the Product to the end user.

10.  DISCONTINUED PRODUCTS/PRODUCT OBSOLESCENCE

     Seller may discontinue the manufacture and/or sale of any Product. Seller will give Buyer at least ninety (90) days advance written notice of any such discontinuance, or in the event engineering or revision changes render any Product obsolete.

11.  TERMINATION

     (A) This Agreement may be terminated at any time, with or without cause, by either Seller or Buyer upon giving the other company at least thirty
         (30) days prior written notice. The termination will be effective on the date stated in such notice.

     (B) After any termination of this Agreement Seller agrees to sell to Buyer any Products which Buyer is contractually obligated to furnish to an Authorized Reseller or end-user and which Seller has not yet delivered to Buyer, provided Buyer orders such Products within ten (l0) days after the effective date of termination.

12.  PATENT/COPYRIGHT/TRADEMARK INDEMNIFICATION

     Seller warrants that any and all Products purchased, and the manufacture, sale or use thereof, do not and will not violate or infringe upon any patent, copyright, trademark, trade secret or other intellectual property right ("Third Party Rights") of any third party. Buyer agrees that Seller has the right to defend, or at its option to settle, and Seller agrees, at its own expense, to defend or at its option to settle, any claim, suit or proceeding brought against Buyer, any Authorized Reseller or any Customer on the issue of infringement of any Third Party Rights by the Products distributed hereunder or the use thereof, subject to the limitations hereinafter set forth. Seller shall have sole control of any such action or settlement negotiations, and Seller agrees to pay, subject to the limitations hereinafter set forth, any final judgment entered against Buyer, any Authorized Reseller or any Customer on such issue in any such suit or proceeding defended by Seller. Buyer agrees that Seller at its sole option shall be relieved of the foregoing obligations unless Buyer notifies Seller promptly in writing of such claim, suit or proceeding and gives Seller authority to proceed as contemplated herein, and, at Seller's expense, gives Seller information and assistance to settle and/or defend any such claim, suit or proceeding. If the Products, or any part thereof, are, or in the opinion of Seller may become, the subject of any claim, suit or proceeding for infringement of any Third Party Rights, or if it is adjudicatively determined that the Products, or any part thereof, infringe any Third Party Rights, or if the distribution or use of the Products, or any part thereof, is, as a result, enjoined, then Seller shall , at its option and expense: (i) procure for Buyer the right under such Third Party Rights to distribute or use, as appropriate, the Products or such part thereof; or (ii) replace the Products, or part thereof, with other suitable Products or parts; or (iii) suitably modify the Products, or part thereof; or (iv) if the use of the Products, or part thereof, is prevented by injunction, remove the Products, or part thereof, and refund the aggregate payments paid therefor to Seller,. Seller shall not be liable for any costs or expenses incurred without its prior written authorization. Notwithstanding the foregoing, Seller shall not be obligated to defend or otherwise be liable under this Section to the extent the infringement asserted results from (a) any modification of the Products other than a modification by Seller, (b) the use or combination of the Products with items not provided by Seller, to the extent such infringement would not have occurred but for such use or combination, or (c) the use of other than the latest unmodified version of the Products if such infringement would have been avoided by the use of such later version.

13.  ADDITIONAL INSURED

     Seller agrees to name Buyer as an additional insured on any and all product liability insurance policies it may have in effect from time to time with respect to any and all Products.

14.  INTELLECTUAL PROPERTY RIGHTS

     During the term of this Agreement, Buyer is authorized to use Seller's trademarks, trade names and logos in connection with Buyer's sale, advertisement and promotion of Products. Buyer will have the right to pass on this right of usage to the Authorized Resellers. Upon termination of this Agreement, Buyer and its Authorized Resellers will cease to use any of such marks, names or logos and will, within a reasonable time, remove any reference to Seller from its advertising and promotional material. Seller shall at all times retain all patent, trademark, copyright or other intellectual property rights to any of the Confidential Information (as defined below) or Products provided by Seller to Buyer in connection with this Agreement.

15.  CONFIDENTIAL INFORMATION

     Both parties agree to handle all Confidential Information as described in the mutual Non Disclosure Agreement executed between Buyer and Seller on March 31, 2004.

16.  GENERAL

     (A) INDEPENDENT CONTRACTORS. It is understood and agreed that Seller and Buyer are independent contractors and each is engaged in the operation of its own business and neither will be considered the agent of the other for any purpose whatsoever. Nothing contained in this Agreement will be construed to establish a relationship that would allow either party to make representations or warranties on behalf of the other except as expressly set forth in this Agreement.

     (B) ASSIGNMENT. This Agreement may not be assigned partially or completely by either party without the prior written consent of the other which will not be unreasonably withheld. This Agreement will be binding upon both Buyer's and Seller's successors and assigns.

     (C) NOTICES. Any notice to be sent to either Buyer or Seller must be in writing and sent to their respective addresses as set forth on page one of this Agreement.

     (D) ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with regard to the Products and supersedes all prior communications and proposals. Amendments to this Agreement must be in writing, signed by authorized officers of the Seller and Buyer and specifically state that such amendment is made pursuant to this subparagraph (d).

     (E) GOVERNING LAW. This Agreement shall be governed by, subject to, and construed in accordance with the substantive laws of the State of Connecticut without regard for any choice or conflict of laws rule or provision that would result in the application of the substantive law of any other jurisdiction.

     (F) STATUTORY CONFORMANCE. For all Products sold to Buyer, Seller warrants and agrees that it has complied with the requirements of: (i) the Fair Labor Standards Act of 1938, as amended, and its invoices will so state; (ii) Social Security and Workers Compensation laws, if work is performed on Buyer's premises; (iii) Equal Opportunity clause in
         Section 202 of Executive Order 11246, as the same may be amended;  (iv)
         Section 503 of the Rehabilitation Act of 1973; (v) The Vietnam Veterans Readjustment Assistance Act of 1974; and (vi) all other applicable federal, state and local laws, codes and requirements.

     (G) OZONE DEPLETING SUBSTANCES. Buyer reserves the right to reject any Products containing or manufactured with substances identified as a Class I or Class II ozone depleting substances by the U.S. Environmental Protection Agency pursuant to Title VI of the Clean Air Act Amendments of 1990, and any amendments thereto, whether or not such Products will be required to bear labeling.

     (H) SURVIVORSHIP. All obligations and duties that will by their nature extend beyond the expiration or termination of this Agreement, will survive and remain in effect beyond any expiration or termination of the Agreement.

     (I) FORCE MAJEURE. Neither Seller or Buyer will be liable for failure to fulfill its obligations under this Agreement or for delays in delivery due to causes beyond its reasonable control, including, but not limited to, acts of God, acts or omissions of the other party, man-made or natural disasters, material shortages, strikes, delays in transportation or inability to obtain labor or materials through its regular sources. The time for performance of any such obligation will be extended for the time period lost by reason of the delay.

     (J) WAIVERS. The waiver by either party of a breach or default under any provision under this Agreement or the failure of such party to exercise its rights under this Agreement in any instance shall not operate or be construed as a continuing waiver or a waiver of any subsequent breach or default. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar).

     (K) CONFLICTING TERMS. The parties agree that the terms and conditions of this Agreement will prevail, notwithstanding contrary or additional terms, in any purchase order, sales acknowledgment, confirmation or any other document issued by either party effecting the purchase and/or sale of Products. No waiver, alteration or modification of any of the terms of this Agreement shall be binding unless in writing and signed by a duly authorized representative of the party adversely affected by such writing.


IN WITNESS WHEREOF, the persons signing below represent they have the authority to sign the Agreement on behalf of their company:

SELLER:                                    BUYER:
TURBOWORX, INC.                            AVNET, INC.


By:                                        By:
   ------------------------------------       ----------------------------------


Name:                                      Name:
     ----------------------------------         --------------------------------
        (TYPED OR PRINTED)                        (TYPED OR PRINTED)

Title:                                     Title:
      ---------------------------------          -------------------------------


Date:                                      Date:
     ----------------------------------         --------------------------------

                                    EXHIBIT A

                                 PRODUCT LISTING

              Buyer to receive 40% off list price for products in current Exclusive Price List below.

                         BUYER EXCLUSIVE PRICING FOR THE
          TURBOWORX HOMOGENEOUS ENTERPRISE HUB/IBM XSERIES PACKAGES(1)

            ---------------------------------------- ------------------- ------------------- --------------------
            Package Configurations                   IBM xSeries Model   TurboWorx           TurboWorx
                                                                         Perpetual Unit      Subscription/
                                                                         Pricing*            Annual Unit Pricing
            ---------------------------------------- ------------------- ------------------- --------------------

            ---------------------------------------- ------------------- ------------------- --------------------
            TurboWorx Enterprise Hub 1                  xSeries 305           $31,000              $12,500
            Permits up to 16 homogeneous
            TurboWorx SmartGrid(TM) Worker CPUs
            ---------------------------------------- ------------------- ------------------- --------------------

            ---------------------------------------- ------------------- ------------------- --------------------
            TurboWorx Enterprise Hub 2                  xSeries 345           $46,000              $18,500
            Permits up to 64 homogeneous
            TurboWorx SmartGrid(TM) Worker CPUs
            ---------------------------------------- ------------------- ------------------- --------------------

            ---------------------------------------- ------------------- ------------------- --------------------
            TurboWorx Enterprise Hub 3 Permits up     xSeries 345 Plus        $86,000              $34,500
            to 256 homogeneous  TurboWorx
            SmartGrid(TM) Worker CPUs
            ---------------------------------------- ------------------- ------------------- --------------------

            ---------------------------------------- ------------------- ------------------- --------------------

          (1) Software Packages listed are exclusive to Buyer only when sold in a bundle with IBM xSeries hardware listed or equivalent. All prices are for Hub software only; worker licenses may be ordered off standard price list (see below). Buyer to receive 40% off price shown above.

          (2)  Additional 18% maintenance fee required.

                           BUYER NON-EXCLUSIVE PRICING

            Buyer to receive 40% off software list price for any all other software products in current Seller Price List.

     ANNUAL SALES REVENUE MILESTONES

     o 40% discount shown above apply each year for the first $1,000,000 of sales.

     o    Buyer  to  receive  45%  discount  off  list  price  after   exceeding
          $1,000,000 sold.

     o    Buyer  to  receive  50%  discount  off  list  price  after   exceeding
          $2,000,000 sold.

                                    EXHIBIT B

                                    WARRANTY

                     DISCLAIMER OF WARRANTIES AND CONDITIONS

THE SOFTWARE AND DOCUMENTATION ARE PROVIDED "AS IS" AND WITHOUT ANY WARRANTY OR CONDITION OF ANY KIND, STATUTORY OR OTHERWISE . TO THE MAXIMUM EXTENT PERMITTED BY LAW, TURBOWORX AND/OR ITS LICENSORS EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS, STATUTORY OR OTHERWISE, WITH RESPECT TO THE SOFTWARE OR DOCUMENTATION, THEIR QUALITY, PERFORMANCE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. THE ENTIRE RISK AS TO THE USE, QUALITY AND PERFORMANCE OF THE SOFTWARE OR DOCUMENTATION IS WITH YOU.

NOTWITHSTANDING THE FOREGOING, TURBOWORX WARRANTS THAT THE SOFTWARE, AND THE MANUFACTURE, SALE OR USE THEREOF, DO NOT AND WILL NOT VIOLATE OR INFRINGE UPON ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHT ("THIRD PARTY RIGHTS") OF ANY THIRD PARTY. CUSTOMER AGREES THAT TURBOWORX HAS THE RIGHT TO DEFEND, OR AT ITS OPTION TO SETTLE, AND TURBOWORX AGREES, AT ITS OWN EXPENSE, TO DEFEND OR AT ITS OPTION TO SETTLE, ANY CLAIM, SUIT OR PROCEEDING BROUGHT AGAINST CUSTOMER ON THE ISSUE OF INFRINGEMENT OF ANY THIRD PARTY RIGHTS BY THE SOFTWARE OR THE USE THEREOF, SUBJECT TO THE LIMITATIONS HEREINAFTER SET FORTH. TURBOWORX SHALL HAVE SOLE CONTROL OF ANY SUCH ACTION OR SETTLEMENT NEGOTIATIONS, AND TURBOWORX AGREES TO PAY, SUBJECT TO THE LIMITATIONS HEREINAFTER SET FORTH, ANY FINAL JUDGMENT ENTERED AGAINST CUSTOMER ON SUCH ISSUE IN ANY SUCH SUIT OR PROCEEDING DEFENDED BY TURBOWORX. CUSTOMER AGREES THAT TURBOWORX AT ITS SOLE OPTION SHALL BE RELIEVED OF THE FOREGOING OBLIGATIONS UNLESS CUSTOMER NOTIFIES TURBOWORX PROMPTLY IN WRITING OF SUCH CLAIM, SUIT OR PROCEEDING AND GIVES TURBOWORX AUTHORITY TO PROCEED AS CONTEMPLATED HEREIN, AND, AT TURBOWORX'S EXPENSE, GIVES TURBOWORX INFORMATION AND ASSISTANCE TO SETTLE AND/OR DEFEND ANY SUCH CLAIM, SUIT OR PROCEEDING. IF THE SOFTWARE, OR ANY PART THEREOF, IS, OR IN THE OPINION OF TURBOWORX MAY BECOME, THE SUBJECT OF ANY CLAIM, SUIT OR PROCEEDING FOR INFRINGEMENT OF ANY THIRD PARTY RIGHTS, OR IF IT IS ADJUDICATIVELY DETERMINED THAT THE SOFTWARE, OR ANY PART THEREOF, INFRINGE ANY THIRD PARTY RIGHTS, OR IF THE USE OF THE SOFTWARE, OR ANY PART THEREOF, IS, AS A RESULT, ENJOINED, THEN TURBOWORX SHALL , AT ITS OPTION AND EXPENSE: (I) PROCURE FOR CUSTOMER THE RIGHT UNDER SUCH THIRD PARTY RIGHTS TO USE THE SOFTWARE OR SUCH PART THEREOF; OR (II) REPLACE THE SOFTWARE, OR PART THEREOF, WITH OTHER SUITABLE SOFTWARE OR PARTS; OR (III) SUITABLY MODIFY THE SOFTWARE, OR PART THEREOF; OR (IV) IF THE USE OF THE SOFTWARE, OR PART THEREOF, IS PREVENTED BY INJUNCTION, REMOVE THE SOFTWARE, OR PART THEREOF, AND REFUND THE AGGREGATE PAYMENTS PAID THEREFOR TO TURBOWORX. TURBOWORX SHALL NOT BE LIABLE FOR ANY COSTS OR EXPENSES INCURRED WITHOUT ITS PRIOR WRITTEN AUTHORIZATION. NOTWITHSTANDING THE FOREGOING, TURBOWORX SHALL NOT BE OBLIGATED TO DEFEND OR OTHERWISE BE LIABLE UNDER THIS SECTION TO THE EXTENT THE INFRINGEMENT ASSERTED RESULTS FROM (A) ANY MODIFICATION OF THE SOFTWARE OTHER THAN A MODIFICATION BY TURBOWORX, (B) THE USE OR COMBINATION OF THE SOFTWARE WITH ITEMS NOT PROVIDED BY TURBOWORX, TO THE EXTENT SUCH INFRINGEMENT WOULD NOT HAVE OCCURRED BUT FOR SUCH USE OR COMBINATION, OR (C) THE USE OF OTHER THAN THE LATEST UNMODIFIED VERSION OF THE SOFTWARE IF SUCH INFRINGEMENT WOULD HAVE BEEN AVOIDED BY THE USE OF SUCH LATER VERSION.

If you have questions about performance of this product, you can contact Turboworx at SUPPORT@TURBOWORX.COM (or such other address as Turboworx may make available from time to time).

Some jurisdictions do not allow the exclusion or limitation of relief, incidental or consequential damages, so the above limitation or exclusion may not apply to you.

                             LIMITATION OF LIABILITY

IN NO EVENT WILL TURBOWORX OR ITS LICENSORS BE LIABLE FOR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO DAMAGES RESULTING FROM LOSS OF DATA, LOSS OF USE, OR LOSS OF ANTICIPATED PROFITS) RESULTING FROM EITHER THE SOFTWARE OR DOCUMENTATION OR BOTH, EVEN IF TURBOWORX OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS, BREACHES OF CONFIDENTIALITY, OR LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM A PARTY'S GROSS NEGLIGENCE TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION.

EXCEPT WITH RESPECT TO INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS OR BREACHES OF CONFIDENTIALITY, TURBOWORX'S OR ITS LICENSORS' LIABILITY TO YOU OR ANY RELATED THIRD PARTY FOR ACTUAL DAMAGES FOR ANY CAUSE WHATSOEVER WILL BE LIMITED TO THE AMOUNT OF THE PURCHASE PRICE PAID FOR THIS LICENSE.

Some jurisdictions do not allow the exclusion or limitation of incidental, consequential, special, punitive or indirect damages, or the limitation of liability to specified amounts, so the above limitation or exclusion may not apply to you.